Exhibit 10.1

SECOND AMENDMENT TO REVOLVING

CREDIT LOAN AND SECURITY AGREEMENT

This Second Amendment to Revolving Credit Loan and Security Agreement (the “Second Amendment”) is executed on this 4th day of May, 2011, between FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”) and ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation authorized to do business in Florida, having its principal place of business at 5215 West Laurel Street, Tampa, Florida 33607 (the “Borrower”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated February 8, 2008, as previously amended by First Amendment dated April 23, 2010 (collectively the “Loan Agreement”), as follows:

1. Terms. All of the capitalized terms in this Second Amendment shall have the meanings as defined in the Loan Agreement.

2. Term Loan Renewal. The Bank has renewed the revolving credit Loan to Borrower in the form of a term loan in the amount of $5,000,000.00 (the “Term Renewal Loan”), as evidenced by a Renewal Term Promissory Note dated effective April 23, 2011 (the “Renewal Term Note”). The revolving feature of the Loan has been terminated and any principal repaid shall not be available to re-borrow by the Borrower.

3. Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to reference the revised amount due under the Renewal Term Loan and the term “Note” under the Loan Agreement is hereby modified to refer to the terms of the Renewal Term Note.

4. Maintenance of Collateral Value. During the term of the Loan, Borrower shall maintain a minimum Collateral value of not less than the rolling 12 month wholesale average value of the Eligible Inventory (coins) at a 40% advance rate. Eligible Inventory is defined as all inventory and proceeds therefrom, owned by Borrower and held by the Custodian, excluding all (a) inventory used for display or demonstration purposes and (b) Inventory on consignment with vendors of the Borrower. If the total Collateral value falls below the outstanding principal on the Note, then an immediate pay down is required against the outstanding principal to bring the Loan back into compliance.

5. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

6. Consent and Waiver. Borrower hereby consents to the foregoing and agree that the execution of this Second Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Second Amendment.

7. Cross Document Default. Any default under the terms and conditions of this Second Amendment or of any instrument set forth herein or contemplated by this Second Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Second Amendment.

8. Ratification. Except as modified by this Second Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Second Amendment, all as modified by this Second Amendment.

9. Severability. Whenever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Second Amendment.

10. Florida Contract. This Second Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Second Amendment is executed by certain of the parties hereto in other states.

11. Time. Time is of the essence of this Second Amendment.

12. Binding Effect and Modification. This Second Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Second Amendment.

13. Waiver of Jury Trial. The parties to this Second Amendment hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this Second Amendment.

14. Conflict. As to any conflict between the terms of the Loan Agreement and the terms of this Second Amendment, the terms of this Second Amendment shall supersede and control over such other terms.

15. Execution in Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Second Amendment it shall not be necessary to produce or account for more than one such counterpart.

16. Other Terms. Except as specifically modified and amended by the terms set forth in this Second Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	“BORROWER”

ODYSSEY MARINE EXPLORATION, INC.,
a Nevada corporation

	By:	/s/ Michael Holmes
Signature of Witness		Michael Holmes,
as its Chief Financial Officer
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

“BANK”

FIFTH THIRD BANK,
an Ohio banking corporation

	By:	/s/ Julio C. Ramirez Jr.
Signature of Witness		Julio C. Ramirez, Jr.,
as its Senior Vice President
Print or type name of Witness

Signature of Witness		(CORPORATE SEAL)

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this              day of May, 2011, by Michael Holmes, as Chief Financial Officer of ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this              day of May, 2011, by Julio C. Ramirez, Jr., as Senior Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

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